SECURITIES AND EXCHANGE COMMISSION
    Washington, D.C.  20549

    FORM 8-K

    CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the
    Securities Exchange Act of 1934


    Date of Report (date of earliest event reported):      December 26, 1997


    TRANSAMERICA CONSUMER MORTGAGE RECEIVABLES CORPORATION

    (as seller under a Pooling and Sericing Agreement dated as of November 1, 1997 providing for the issuance of the TFC Home Equity Loan Asset-Backed
    Certificates, Series 1997-1
    Transamerica Consumer Mortgage Receivables Corporation
    (Exact name of registrant as specified in its charter)


                  Delaware                    333-00282        33-0688964
    (State or Other Jurisdiction             (Commission    (I.R.S. Employer
    of Incorporation)                         File Number)  Identification No.)


    1150 South Olive Street, Suite 2800
    Los Angeles, CA                                      90015
    (Address of Principal Executive Offices)                        (Zip Code)



    Registrant's telephone number, including area code:      (213) 742-4865









    Item 5. Other Events
          On December 26, 1997 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated December 26, 1997.
          The Monthly Report is filed pursuant to and in accordance with
          (1) numerous no-action letters (2) current Commission policy in the area.

          A.   Monthly Report Information
               See Exhibit No.1


          B.   Have and deficiencies occurred?  NO.
                         Date:
                         Amount:

          C.   Item 1: Legal Proceedings:  NONE

          D.   Item 2: Changes in Securities:   NONE

          E.   Item 4: Submission of Matters to a
                       Vote of Certificateholders: NONE

          F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


    Item 7. Monthly Statements and Exhibits

          Exhibit No.

                    1.     Monthly Distribution Report dated December 26, 1997.



    TFC HOME EQUITY TRUST
    SERIES 1997-1

    STATEMENT TO CERTIFICATEHOLDERS

    Distribution Date:                  26-Dec-97

    DISTRIBUTION SUMMARY

                               Pass
               Beginning    Through    Principal         Interest      Remaining
    Class        Balance       Rate  Distribution     Distributed        Balance
    A-1    24,564,000.00    6.16000% 1,747,141.85       88,266.64  22,816,858.15
    A-2    10,989,000.00    6.61000%         0.00       60,531.08  10,989,000.00
    A-3     9,686,000.00    6.76000%         0.00       54,564.47   9,686,000.00
    A-4    11,181,000.00    7.03000%         0.00       65,502.03  11,181,000.00
    A-5   111,583,000.00    6.23000% 3,620,071.19      405,511.22 107,962,928.81
    R               0.00    0.00000%         0.00            0.00           0.00
    TOTAL:168,003,000.00             5,367,213.04      674,375.44 162,635,786.96

    (1) For Class R, remaining amounts available.

                                       LIBOR








                                  Current LIBOR:          6.00000%





                          Beginning    Principal         Interest      Remaining
    Class Cusip             Balance  Distribution    Distribution        Balance
    A-1   87238NAA8      1000.00000   71.12611342      3.59333333   928.87388658
    A-2   87238NAB6      1000.00000    0.00000000      5.50833379  1000.00000000
    A-3   87238NAC4      1000.00000    0.00000000      5.63333368  1000.00000000
    A-4   87238NAD2      1000.00000    0.00000000      5.85833378  1000.00000000
    A-5   87238NAE0      1000.00000   32.44285590      3.63416667   967.55714410















    Statement to Certificateholders
    Pooling and Servicing Agreement Dated November 1, 1997
    (Pursuant to Section 5.02)


          SEC. 5.02 (a)
               Class A Principal paid
               on Payment Date                    See page 1

          SEC. 5.02 (b)
               Class A Remittance Amount          See page 1

               Class A-1 Libor Difference                   $0.00
               Class A-5 Libor Difference                   $0.00

               Class A-1 LIBOR Cumulative Differen          $0.00
               Class A-5 LIBOR Cumulative Differen          $0.00

          Class A-1 Excess                                  $0.00
          Class A-5 Excess                                  $0.00

          Class A-1 Excess Interest                         $0.00
          Class A-5 Excess Interest                         $0.00

          SEC. 5.02 (c)  Certificate Balance of each
                         ClassA Certificates      See page 1

          SEC. 5.02 (d)
              Fixed Group Principal Balance        $54,933,100.73
              Fixed Group Number of Loans                   1,954








              Floating Group Principal Balance    $109,595,709.29
              Floating Group Number of Loans                1,114


          SEC. 5.02 (e)  (i) , (ii) Delinquency Information for
                                    all Mortgage Loans

                                      31-60 Days Delinquent
                              Count       Balance    % of Balance
    Fixed  Group                 91 $2,301,737.92            4.19%
    Floating  Group              24 $2,278,757.36            2.08%
    Total                       115 $4,580,495.28

                                      61-90 Days Delinquent
                              Count       Balance    % of Balance
    Fixed  Group                 14   $337,928.53            0.62%
    Floating  Group               7   $725,970.96            0.66%
    Total                        21 $1,063,899.49

                                      91 Days or More Delinquent
                              Count       Balance    % of Balance
    Fixed  Group                  0         $0.00            0.00%
    Floating  Group               6 $1,297,303.87            1.18%
    Total                         6 $1,297,303.87


    SEC. 5.02 (f)        Loans in Foreclosure

                              Count Principal Balance
    Fixed  Group                  1     $6,767.98
    Floating  Group               0         $0.00
    Total                         1     $6,767.98

                         REO Loans
                                        Principal        Property
                              Count       Balance           Value
    Fixed  Group                  0         $0.00           $0.00
    Floating  Group               0         $0.00           $0.00
    Total                         0         $0.00           $0.00

    SEC. 5.02 (g)        Repurchased Loans

                                        Principal
                              Count       Balance      Book Value
    Fixed  Group                  0         $0.00           $0.00
    Floating  Group               0         $0.00           $0.00


    SEC. 5.02 (h)
              Monthly Servicing Fee calculated         $70,471.40
              Amt Reimbursed to Master Servicer
              due to Liquidation Expenses                   $0.00

    SEC. 5.02 (i)
              Insured Payments                              $0.00


    SEC. 5.02 (j)








              Liquidated Loans Principal Balance
              Fixed  Group                                  $0.00
              Floating  Group                               $0.00


    SEC. 5.02 (k)
              Liquidation Proceeds
              Fixed  Group                                  $0.00
              Floating  Group                               $0.00



    SEC. 5.02 (l)
          Liquidation Expenses deducted from Liquidation Proceeds
              Fixed  Group                                  $0.00
              Floating  Group                               $0.00

    SEC. 5.02 (m)
          Liquidation Expenses not deducted from Liquidation Proceeds
              Fixed  Group                                  $0.00
              Floating  Group                               $0.00

    SEC. 5.02 (n)
              Net Losses
              Fixed  Group                                  $0.00
              Floating  Group                               $0.00

    SEC. 5.02 (p)
              Class R Distribution Amount         see page 1

    SEC. 5.02 (q)
              Advances of Interest                    $242,282.10
              Servicing Advances                            $0.00
              Servicing Advances Reimbursed                 $0.00
              Nonrecoverable Advances Reimbursed            $0.00

    SEC. 5.02 (r)
              Cumulative Losses

                                          60 Days        90 Days
                                       Delinquent      Delinquent
              Fixed  Group                  $0.00           $0.00
              Floating  Group               $0.00           $0.00
              Total                         $0.00           $0.00


                                    SIGNATURES
            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         TRANSAMERICA CONSUMER
                         MORTGAGE RECEIVABLES CORPORATION


                                    By: /s/  Janice OttRotuno
                                    Name:  Janice OttRotuno








                                    Title:  Vice President
                                    The First National Bank Of Chicago


    Dated:  December 31, 1997